Segments	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Segment Reporting [Abstract]
Segments

15.Segment Reporting

The Company operates as a single reportable segment, which is the provision of autonomous drone swarm software and artificial intelligence solutions, specializing in vendor-agnostic technologies that address critical operational challenges faced by modern military forces. The Company’s chief operating decision maker (“CODM”) is its Chief Executive Officer (Global) (following the management realignment described in Note 16, its President and Chief Executive Officer (U.S.)), who reviews financial information presented on a consolidated basis to assess performance and allocate resources. The CODM uses consolidated net loss, as reported on the Condensed Consolidated Statements of Operations and Comprehensive Loss, as the measure of segment profit or loss.

Other segment items included in consolidated net loss consist primarily of the change in the fair value of the ELOC derivative of $0.3 million for both the three and six months ended June 30, 2026, and other income of $0.2 million and $0.3 million for the three and six months ended June 30, 2026, respectively. Other income consists primarily of foreign exchange gains and losses associated with the Company’s international operations, consulting services provided outside the normal course of operations, grant proceeds from a government entity, and interest earned on cash and cash equivalents held with financial institutions. For the three and six months ended June 30, 2025, other segment items also included a $0.9 million change in the fair value of the SAFE liability. The measure of segment assets reviewed by the CODM is consolidated total assets, as reported on the Condensed Consolidated Balance Sheets.

The following table presents segment revenue, the significant segment expense categories regularly provided to the CODM and other segment items for the periods presented, reconciled to consolidated net loss, which is the measure of segment profit or loss:

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$216,413	$138,206	$236,738	$248,910
Cost of revenue	32,816	56,176	72,740	101,718
Selling, general and administrative	5,657,638	277,591	8,662,517	532,872
Research and development	1,805,532	577,256	3,291,614	1,099,454
Other segment items	45,465	854,365	(6,260)	836,025
Segment net loss	$(7,325,038)	$(1,627,182)	$(11,783,873)	$(2,321,159)

13.	Segments

The Company has a single reportable segment and allocates resources based on cash resources and operating expense projections. The measure of segment assets is reported on the consolidated balance sheet as total assets. The table below summarizes the significant revenue and expense categories regularly reviewed by the CODM:

	Years Ended December 31,
	2025	2024
Revenue	$309,920	$329,410
Cost of revenue	182,163	187,848
Gross margin	127,757	141,562
Operating expenses:
Professional fees and consultants	4,237,050	1,097,942
Research and development	276,375	118,036
General and administrative	699,576	164,109
Sales and marketing	30,863	206
Total operating expenses	5,243,864	1,380,293
Change in fair value of SAFE liability	3,493,431	829,700
Other income	(80,275)	(524)
Loss before income taxes	(8,529,263)	(2,067,907)
Income tax expense	—	(1,735)
Segment net loss	$(8,529,263)	$(2,069,642)